UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 21, 2003

(Date of earliest event reported)

Thomas & Betts Corporation

(Exact name of registrant as specified in its charter)

Tennessee	1-4682
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

22-1326940

(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee	38125
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s Telephone Number, Including Area Code:

(901) 252-5000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
EX-20.1 Press Release dated July 21, 2003
EX-20.2 July 22, 2003 Conference Call Script

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

20.1	Press Release of the Registrant dated July 21, 2003.

20.2	July 22, 2003 Conference Call Script.

ITEM 9.	REGULATION FD DISCLOSURE

      Information furnished under Item 9 and Item 12.

      On July 21, 2003, Thomas & Betts Corporation (the “Registrant” and the “Corporation”), by a press release attached as Exhibit 20.1 to this report, and a conference call held July 22, 2003, and the script attached as Exhibit 20.2 to this report, and incorporated herein by reference, commented on the financial results for the fiscal quarter ended June 29, 2003. Management also discussed the Corporation’s outlook for the rest of 2003.

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SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS & BETTS CORPORATION
(Registrant)

By:	/s/ JOHN P. MURPHY

John P. Murphy
Senior Vice President and Chief
Financial Officer

Date: July 22, 2003

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EXHIBIT INDEX

Exhibit	Description of Exhibits

20.1	Press Release of the Registrant dated July 21, 2003.
20.2	July 22, 2003 Conference Call Script.